UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

Warner Bros. Discovery, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South

New York, New York 10003

(Address of principal executive offices, including zip code)

212-548-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30, WBDI30A	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33, WBDI33A	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Bridge Loan Amendment

On February 18, 2026, Discovery Global Holdings, Inc. (formerly known as WarnerMedia Holdings, Inc.) (“DGH”), a wholly-owned subsidiary of Warner Bros. Discovery, Inc. (the “Company”), entered into Amendment No. 1 (“Bridge Loan Amendment”) to that certain Non-Investment Grade Leveraged Bridge Loan Agreement, dated as of June 26, 2025 (the “Existing Bridge Loan Agreement” and, as amended by the Bridge Loan Amendment, the “Bridge Loan Agreement”), among DGH, as borrower, the Company, as parent guarantor, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, pursuant to which the parties thereto agreed, among other things, to extend the maturity of the bridge loan to the earlier of (x) June 30, 2027 and (y) the date that the Spin-Off (as defined in the Bridge Loan Agreement) occurs.

The foregoing description of the Bridge Loan Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Bridge Loan Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Amendment No. 1 to Bridge Loan Agreement, dated as of February 18, 2026, among Discovery Global Holdings, Inc. (f/k/a WarnerMedia Holdings, Inc.), Warner Bros. Discovery, Inc., the lenders party thereto and JPMorgan Chase Bank, N.A. as collateral and administrative agent

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibit(s) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2026	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer